UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 8, 2008

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On June 8, 2008, the Board of Directors of IA Global, Inc. (the “Company”) amended the Company’s Audit, Compensation, Nominations and Governance and Merger and Acquisition Committee Charters. Copies of these Charters are filed hereto as Exhibit 99.1-99.4.

In addition, on June 8, 2008, the Company’s Board of Directors amended the Company’s Code of Conduct & Ethics Policy (“Code of Ethics”). A copy of the Code of Ethics is filed hereto as Exhibit 14.1

Copies of these amended Charters and the Code of Ethics may also be found on the Company’s website at http://www.iaglobalinc.com.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(c)	Shell company transactions – None.

(d)	Exhibits –

Exhibit No.	Description

14.1	Code of Conduct & Ethics dated June 8, 2008.

99.1	Audit Committee Charter dated June 8, 2008.

99.2	Compensation Committee Charter dated June 8, 2008.

99.3	Nominations and Governance Committee Charter dated June 8, 2008.

99.4	Merger and Acquisition Committee Charter dated June 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: June 10, 2008

By:	/s/ Mark Scott

Mark Scott

Chief Operating and Financial Officer